UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  October 5, 2006 (October 5, 2006)

SENECA GAMING CORPORATION

(Exact Name of Registrant as Specified in Charter)

Not Applicable	333-117633	54-2122988
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 Fourth Street Niagara Falls, NY (Seneca Nation Territory)		14303
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (716) 299-1100

Not Applicable

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On October 5, 2006, SGC issued a press release announcing that Seneca Nation of Indians (the “Nation”) President Barry E. Snyder, Sr. and City of Buffalo Mayor Byron W. Brown have reached an agreement, which allows for the development of the Nation’s grand design of the Seneca Buffalo Creek Casino on its Buffalo Creek Territory.  The agreement remains subject to approval by the Nation’s Tribal Council, the Buffalo Common Council and the Buffalo Fiscal Stability Authority.

A copy of the press release is attached to this Current Report as Exhibit 99.1.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

99.1       Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SENECA GAMING CORPORATION
(Registrant)

Date: October 5, 2006	/s/ Barry W. Brandon
Name: Barry W. Brandon
Title: Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

*99.1	Press Release

*Filed herewith